UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2006

DONALDSON COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1400 West 94th Street Minneapolis, MN 55431
(Address of principal executive offices)

(952) 887-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 28, 2006, Donaldson Company, Inc. (the “Company”) received notice from NYSE Regulation, Inc. (“NYSE”) that it was deficient in meeting the requirements of the following sections of the New York Stock Exchange Listed Company Manual:

303A.07(a)	Failed to make disclosure in the 2006 proxy statement regarding an audit committee member’s simultaneous service on the audit committees of more than three public companies.

303A.12(a)	Failed to make disclosure regarding NYSE CEO certification in annual report to shareholders.

The Company is filing this Form 8-K in order to cure these disclosure deficiencies.

NYSE Listed Company Manual 303A.07(a). The following disclosure is made to cure the failure to make disclosure in the Company’s 2006 proxy statement regarding Jack Eugster’s simultaneous service on the Company’s audit committee and the audit committees of more than three public companies.

On January 27, 2006, the Board of Directors of the Company reviewed and approved Jack Eugster’s continued service on the audit committee of the Company after making a determination that Mr. Eugster’s simultaneous service on the audit committee of three additional public companies would not impair his ability to effectively serve on Donaldson’s audit committee. The Company filed a Form 8-K with the SEC on January 31, 2006 providing disclosure of the Board’s determination and action approving Mr. Eugster’s continued service. The Company failed to include this disclosure in the Company’s proxy statement filed with the SEC on October 6, 2006, as required by Section 303A.07(a). The Company will include the disclosure required by Section 303A.07(a) in its 2007 proxy statement.

NYSE Listed Company Manual 303A.12(a). The following disclosure is made to cure the Company’s failure to make disclosure regarding NYSE CEO certification in the Company’s 2006 annual report to shareholders.

The Chief Executive Officer’s annual certification regarding the NYSE’s corporate governance listing standards was submitted to the NYSE on December 12, 2005. The CEO certification was qualified (1) because the Board had not yet undertaken the review and actions with respect to Mr. Eugster’s continued service on the audit committee as required under Section 303A.07 of the NYSE Listing Manual; and (2) the Company had not disclosed in its 2005 annual report to shareholders that the CEO’s certification was submitted to the NYSE. The Company failed to include this disclosure in the Company’s 2006 annual report to shareholders, as required by Section 303A.12(a). The Company will include the disclosure required by Section 303A.12(a) in its 2007 annual report to shareholders.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:   December 29, 2006

DONALDSON COMPANY, INC.

By:	/s/ Norman C. Linnell
Name: Norman C. Linnell
Title: Vice President, General Counsel and Secretary